UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2005
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                          0-14697            51-0241172
---------------------------          --------            ----------
(State or other jurisdiction        (Commission         (IRS  Employer
  of incorporation)                 File Number)      Identification No.)


355 Maple Avenue, Harleysville, Pennsylvania                19438
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   (Address of principal executive offices)                (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

ITEM  5.02  APPOINTMENT  OF  PRINCIPAL  OFFICERS

     (c) On January 26, 2005, Harleysville Group Inc. (the "Company") appointed MICHAEL L. BROWNE, 58, President of the Company. Mr. Browne also serves as Chief Executive Officer of the Company and Chief Executive Officer and President of Harleysville Mutual Insurance Company, positions he has held since February 5, 2004.

Mr. Browne was elected a director of the Company in 1986 and non-employee chairman of the board in 2003. In 2003, he was also elected a director and chairman of the board of Harleysville Mutual. Following his election as CEO of the Company and President & CEO of Harleysville Mutual in February 2004, he ceased being the chairman of the boards of both Companies.

From 1980 to 1983, Mr. Browne was the Insurance Commissioner of the Commonwealth of Pennsylvania. In 1983, Mr. Browne joined the law firm of ReedSmith, LLP, in Philadelphia, Pennsylvania, as a partner. He was a managing partner of its Delaware Valley regional office from January 1993 until January 2001 when he became head of ReedSmith's international insurance practice.

Mr. Browne and the Company are parties to a Change in Control Agreement the terms of which are described in Item 1.01 of the Company's Report on Form 8-K originally filed with the Securities and Exchange Commission on January 6, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




January 31, 2005                          /s/Robert A. Kauffman
                                          -----------------------------
                                          Robert A. Kauffman
                                          Senior Vice President, Secretary
                                          and General Counsel